SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        Date of Report September 2, 1997

                      KINDER MORGAN ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)




           DELAWARE                     1-11234                  76-0380342
(State or other jurisdiction    (Commission File Number)     (Employer I.R.S.
      of incorporation)                                        Identification)



             1301 McKinney Street, Ste. 3450, Houston, Texas 77010
               (Address of principal executive offices)(zip code)
        Registrant's telephone number, including area code: 713-844-9500


                              -------------------

 Item 5.  Other Events

     On September 2, 1997, the general partner of Kinder Morgan Energy Partners, L.P. (the "Partnership") approved a two for one unit split of the Partnership's outstanding common units representing limited partner interests in the Partnership. The unit split will entitle common unit holders to one additional common unit for each common unit held. The issuance and mailing of split units will be made October 1, 1997 to unit holders of record on September 15, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           KINDER MORGAN ENERGY PARTNERS, L.P.

                           By:  Kinder Morgan G.P., Inc.,
                                Its general partner


                                By: /s/Clare H. Doyle
                                    Name: Clare H. Doyle
                                    Title: Vice President, Corporate Counsel


Date: September 3, 1997